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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                  FORM 8-K

                              CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
     EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): March 10, 1998


                          BEAZER HOMES USA, INC.
           (Exact name of REgistrant as specified in its charter)

                    Delaware                              58-2086934
        (State or other jurisdiction of                (I.R.S. Employer
         incorporation or organization)               Identification No.)


       5775 Peachtree Dunwoody Road, Suite C-550, Atlanta, Georgia 30342
              (Address of principal executive offices) (Zip code)


                             (404) 250-3420
              (Registrant's telephone number including area code)


                             Not applicable
        (Former name and former address, if changed since last report)

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Item 5. Other Events

   On March 10, 1998, Beazer Homes USA, Inc. issued the press release attached hereto and made a part hereof.


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                                                                  PRESS RELEASE
                                                          FOR IMMEDIATE RELEASE

       BEAZER HOMES ANNOUNCES 55% INCREASE IN NEW ORDERS FOR THE TWO
                         MONTHS ENDED FEBRUARY 28, 1998

Atlanta, Georgia, March 10, 1998 - Beazer Homes USA, Inc. (NYSE:BZH) today announced that for the two months ended February 28, 1998, the Company had 1,488 new orders for homes, a 55% increase over the 961 new orders for the two months ended February 28, 1997.

Beazer Homes USA, Inc., based in Atlanta, Georgia, is one of the country's ten largest single family homebuilders, with operations in Arizona, California, Florida, Georgia, Nevada, North Carolina, South Carolina, Tennessee and Texas.

Contact:    David S. Weiss
            Executive Vice President and Chief Financial Officer
            (404)250-3420

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                                 SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Beazer Homes USA, Inc.


March 10, 1998                     By: /s/ David S. Weiss
--------------                         ---------------------
Date                                   David S. Weiss, Executive Vice President
                                       and Chief Financial Officer